Supplemental Disclosures of Cash Flow Information	12 Months Ended
Dec. 31, 2016
Supplemental Cash Flow Information [Abstract]
Supplemental Disclosures of Cash Flow Information

Note 23: Supplemental Disclosures of Cash Flow Information

Interest paid during the years ended December 31, 2016, 2015 and 2014, was $478 million, $485 million and $514 million, respectively.

Income taxes, net of refunds, paid during the years ended December 31, 2016, 2015 and 2014 were $677 million, $475 million and $429 million, respectively.

The following non-cash investing and financing activities were excluded from the consolidated statements of cash flows:

•	In 2016, we transferred $116 million of Park’s property and equipment to HGV’s timeshare inventory for conversion into timeshare units.

•	In 2015, we assumed a $450 million loan as a result of an acquisition for Park.

•	In 2015, one of our consolidated VIEs modified the terms of its capital lease resulting in a reduction in long-term debt of $24 million.

•	In 2014, we transferred $45 million of Park’s property and equipment to HGV’s timeshare inventory as part of the conversion of certain floors at one of Park’s properties into timeshare units.

•	In 2014, we completed an equity investments exchange for Park with a joint venture partner where we acquired $144 million of property and equipment, $1 million of other intangible assets and assumed $64 million of long-term debt. We also disposed of $59 million in equity method investments.

•	In 2014, we restructured a capital lease of Park in conjunction with a rent arbitration ruling, for which we recorded an additional capital lease asset and obligation of $11 million.